UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2003

Commission File No. 001-12392

NDCHealth Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia	30329-2010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 728-2000

None

(Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

Substantially all of the information required by this item was “previously reported,” as defined by Rule 12b-2 of the Securities Exchange Act of 1934, under Note 11 (Subsequent Events) to the registrant’s condensed consolidated financial statements included in the registrant’s Quarterly Report on Form 10-Q for the quarterly period ended November 28, 2003. This Current Report on Form 8-K is being filed to report certain financial information relating to this transaction.

On December 31, 2003, through an agreement whereby NDCHealth Corporation acquired all fixed assets, employees and gained exclusive license to their assets, we acquired the continuing operations of ArcLight Systems LLC, an information management company. As consideration for ArcLight’s assets, we issued 381,098 shares of unregistered NDCHealth common stock and a five-year warrant to purchase an additional 381,098 shares of NDCHealth common stock at an exercise price of $26.24 per share. Additionally, ArcLight made a transition payment of $1,983,000 to NDCHealth at closing. We will also pay ArcLight royalties on product sales utilizing ArcLight data. The agreement will be extended for three additional years if certain financial and business objectives are met. If the agreement is extended an additional three years, then ArcLight will receive an additional $10 million in either cash or NDCHealth common stock at ArcLight’s option.

Item 7. Financial Statements and Exhibits

Exhibit 99.1

(a)	Pro Forma Financial Information

1)	Introduction to the Pro Forma Combined Financial Statements

2)	Pro Forma Combined Balance Sheet as of November 28, 2003

3)	Pro Forma Combined Statement of Operations for the Year ended May 30, 2003

4)	Pro Forma Combined Statement of Operations for the Six Months ended November 28, 2003

5)	Notes to Pro Forma Combined Financial Statements

(b)	Audited Financial Statements of ArcLight Systems LLC

1)	Independent Auditors’ Report

2)	Balance Sheets as of December 31, 2002 and 2001

3)	Statements of Operations for the Year ended December 31, 2002 and Period from April 1, 2001 (date of inception of operations) to December 31, 2001

4)	Statements of Members’ Equity for the Year ended December 31, 2002 and Period from April 1, 2001 (date of inception of operations) to December 31, 2001

5)	Statements of Cash Flows for the Year ended December 31, 2002 and Period from April 1, 2001 (date of inception of operations) to December 31, 2001

6)	Notes to Financial Statements

7)	Consent of Independent Auditors

(c)	Unaudited Financial Statements of ArcLight Systems LLC

1)	Unaudited Balance Sheet as of September 30, 2003

2)	Unaudited Statements of Operations for the Nine months ended September 30, 2003 and 2002

3)	Unaudited Statements of Cash Flows for the Nine months ended September 30, 2003 and 2002

4)	Unaudited Notes to Financial Statements

As a result of the pro forma adjustments discussed in Exhibit 99.1 (a) 1 and 5 above, which are the basis of our presentation of the financial schedules filed in Exhibit 99.1 (a) 2, 3 and 4, please note that these financial schedules do not reflect our historical financial statements. This pro forma information is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the dates indicated or the expected financial position or results of operations in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation
(Registrant)

By: /s/ Randolph L.M. Hutto
Randolph L.M. Hutto
Chief Financial Officer
(Authorized Signing Officer and Principal Financial Officer)

Date: March 15, 2004